   As filed with the Securities and Exchange Commission on November 21, 2000
                                                     Registration No. 333-36160
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ------------
                                POST-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   Form S-1
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                 ------------
                          RITA MEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                           3845                        94-3199149
(State or Other Jurisdiction of    (Primary Standard Industrial         (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)        Identification No.)

                            967 N. Shoreline Blvd.
                            Mountain View, CA 94043
                                (650) 390-8500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ------------
                               Barry N. Cheskin
                            Chief Executive Officer
                          RITA Medical Systems, Inc.
                            967 N. Shoreline Blvd.
                            Mountain View, CA 94043
                                (650) 390-8500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ------------
                                  Copies to:

                Mark B. Weeks                                  John W. White
               Brooke Campbell                            CRAVATH, SWAINE & MOORE
               Ughetta Manzone                                Worldwide Plaza
              VENTURE LAW GROUP                              825 Eighth Avenue
         A Professional Corporation                       New York, New York 10019
             2800 Sand Hill Road
        Menlo Park, California 94025

                                 ------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                 ------------
   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

                                Explanatory Note

   The Registrant had registered 3,400,000 shares of common stock, including 510,000 shares of common stock issuable upon exercise of the Underwriters' over-allotment option. Of that over-allotment option, 510,000 shares of common stock were not sold and are being removed from registration.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Menlo Park, State of California, on November 21, 2000.

                                          RITA MEDICAL SYSTEMS, INC.

                                                  /s/ Barry Cheskin
                                          By: _________________________________
                                                      Barry Cheskin
                                              President and Chief Executive
                                                         Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                        Title                  Date
              ---------                        -----                  ----
         /s/ Barry Cheskin            President, Chief          November 21, 2000
  ___________________________________  Executive Officer
             Barry Cheskin             and Director

       /s/ Marilynne Solloway         Chief Financial Officer   November 21, 2000
  ___________________________________
          Marilynne Solloway

                  *                   Director                  November 21, 2000
  ___________________________________
            Gordon Russell

                  *                   Director                  November 21, 2000
  ___________________________________
             Scott Halsted

                  *                   Director                  November 21, 2000
  ___________________________________
             Janet Effland

                  *                   Director                  November 21, 2000
  ___________________________________
             Vincent Bucci

                  *                   Director                  November 21, 2000
  ___________________________________
             John Gilbert

*  Power of attorney.

    /s/ Marilynne Solloway
*By____________________________
      Marilynne Solloway
       Attorney-in-Fact